THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                          COMMON STOCK PURCHASE WARRANT

Warrant No. WC-                                        Number of Shares - ______
                              U.S. PHYSICIANS, INC.


                          Void after December 31, 2000




         1. Issuance. This Warrant (the "Warrant" and, together with other Warrants issued to other purchasers of the Company's Series C Convertible Preferred stock or pursuant to Section 17 below, the "Warrants") is issued to by U.S. PHYSICIANS, Inc., a Pennsylvania corporation (hereinafter with its successors called the "Company").

         2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 220 Commerce Drive, Suite 400, Fort Washington, PA 19034 or such other office as the Company shall notify the Holder of in writing, to purchase from the Company at a price per share (the "Purchase Price") of $4.15, up to __________ fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company (the "Common Stock"). Notwithstanding anything else herein, if the Conversion Price of the Company's Series C Convertible Preferred Stock becomes the Revised Conversion Price (as defined in Exhibit A to the Company's Third Amended and Restated Articles of Incorporation (the "Charter")), the Purchase Price shall thereupon become the Revised Conversion Price; and if, as a result of the failure to close by May 29, 1998 of a Qualifying IPO as defined in the Charter, the Conversion Price of the Company's Series C Convertible Preferred Stock is adjusted, the Purchase Price shall thereupon become the lower of $3.15 or the Revised Conversion Price. Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

         3. Exercisability. This Warrant will become exercisable upon issuance.

         4. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

         5. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                   X = Y (A-B)
                                        A

where X  = the number of shares to be issued to the Holder pursuant to this
Section 5.

      Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 5.

      A = the fair market value of one share of Common Stock as at the time the net issue election is made pursuant to this Section 5. For this purpose, the fair market value shall be determined as follows: (i) the closing per share sale price of the Common Stock, as of the trading day immediately prior to the applicable date, on whichever of the Nasdaq SmallCap Market or the Nasdaq National Market (collectively, "Nasdaq"), on which the Common Stock is included for quotation at such date; (ii) if the Common Stock is not then included for quotation on Nasdaq, the closing per share sale price of the Common Stock on the trading day immediately prior to the applicable date on the principal securities exchange on which the Common Stock is then listed or admitted to trading; or (iii) if the Common Stock is not then included for quotation on Nasdaq or traded on a securities exchange, the fair market value as determined in good faith by the Board.

      B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 5.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

         6. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

         7. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

         8. Expiration Date; Automatic Exercise. This Warrant shall expire at the close of business on December 31, 2000 and shall be void thereafter. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 5 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

         9. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

         10. Dividends. If after January , 1998 (the "Original Issue Date") the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

         11. Mergers and Reclassifications. If after the Original Issue Date there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 10 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

         12. Adjustments for Issuances Below Purchase Price. In case the Company shall at any time or from time to time after the Original Issue Date issue or sell any shares of Common Stock (other than shares issued in transactions to which Sections 10 or 11 of this Warrant apply) for a consideration per share less than the Purchase Price in effect for this Warrant immediately prior to the time of such issue or sale, or pay any dividend or make any other distribution upon the Common Stock payable in cash, property or securities of the Company other than Common Stock or in securities of a corporation other than the Company, then forthwith upon such issue or sale, or upon the payment of such dividend or the making of such other distribution, as the case may be, the Purchase Price shall (until another such issue or sale, or dividend or other distribution) be reduced to a price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (X) the number of shares of Common Stock outstanding immediately prior to such issue or sale or the payment of such dividend or the making of such other distribution, multiplied by the Purchase Price in effect immediately prior to such event plus (Y) the consideration, if any, received by the Company upon such issue or sale minus (Z) the amount of such dividend or other distribution in respect of Common Stock, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale or dividend or other distribution. Further, the number of shares purchasable hereunder shall be increased to a number determined by dividing (i) the number of shares purchasable hereunder immediately prior to such issue or sale or dividend or other distribution, multiplied by the Purchase Price hereunder immediately prior to such event, by (ii) the Purchase Price in effect immediately after the foregoing adjustment. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Purchase Price in the case of the issuance from and after December 31, 1996: (i) of up to an aggregate of 3,282,577 shares (appropriately adjusted to reflect the occurrence of any event described in Section 10) of Common Stock (directly or through the grant of options or other convertible securities) to directors, officers, employees, consultants or affiliated physicians of the Company in connection with their service to the Company; (ii) of Common Stock made solely in consideration for the acquisition (whether by merger or otherwise) by the Company or by an affiliate of the Company of all or substantially all of the stock or assets of any other entity engaged primarily in the practice of medicine or other operating business; (iii) in connection with the employment by the Company or an affiliate of the Company of a physician, provided that the issuances contemplated by this clause; (iii) shall be limited to 600,000 shares (appropriately adjusted to reflect the occurrence of any event described in Section 10) of Common Stock in the aggregate; (iv) of Warrants on or prior to January 15, 1997 (or the issuance of Common Stock upon the exercise of Warrants); or (v) the issuance of warrants to purchase 43,573 shares of Common Stock in December 1997 and warrants to purchase 77,110 shares of Common Stock, both in connection with obtaining debt financing or (vi) the issuance of warrants to the purchasers of Series C Convertible Preferred Stock pursuant to the terms of the stock purchase agreement relating thereto.

             For the purpose of this Section 12, the following provisions shall also be applicable:

             A. In case the Company shall in any manner offer any rights to subscribe for or to purchase shares of Common Stock, or grant any options for the purchase of shares of Common Stock, at a price less than the Purchase Price in effect immediately prior to the time of the offering of such rights or the granting of such options, as the case may be, all shares of Common Stock which the holders of such rights or options shall be entitled to subscribe for or purchase pursuant to such rights or options shall be deemed to be issued or sold as of the date of the offering of such rights or the granting of such options, as the case may be, and the minimum aggregate consideration named in such rights or options for the Common Stock covered thereby, plus the consideration received by the Company for such rights or options, shall be deemed to be the consideration actually received by the Company (as of the date of the offering of such rights or the granting of such options, as the case may be) for the issue or sale of such shares.

             B. In case the Company shall in any manner issue or sell any shares of any class or obligations directly or indirectly convertible into or exchangeable for shares of Common Stock and the price per share for which Common Stock is deliverable upon such conversion or exchange (determined by dividing
(i) the total minimum amount received or receivable by the Company in consideration of the issue or sale of such convertible or exchangeable shares or obligations, plus the total minimum amount of premiums, if any, payable to the Company upon conversion or exchange, by (ii) the total number of shares of Common Stock necessary to effect the conversion or exchange of all such convertible or exchangeable shares or obligations) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then such issue or sale shall be deemed to be an issue or sale (as of the date of issue or sale of such convertible or exchangeable shares or obligations) of the total maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such convertible or exchangeable shares or obligations, and the total minimum amount received or receivable by the Company in consideration of the issue or sale of such convertible or exchangeable shares or obligations, plus the total minimum amount of premiums, if any, payable to the Company upon exchange or conversion, shall be deemed to be the consideration actually received (as of the date of the issue or sale of such convertible or exchangeable shares or obligations) for the issue or sale of such Common Stock.

             C. In the case of any dividend or other distribution on the Common Stock of the Company payable in property, securities of the Company other than Common Stock or securities of a corporation other than the Company, such dividend or other distribution shall be deemed to have been paid or made at a value equal to the fair value of the property or securities so distributed. Any dividend or distribution referred to in this Subsection C shall be deemed to have been paid or made on the day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution.

             D. In determining the amount of consideration received by the Company for Common Stock, securities convertible thereinto or exchangeable therefor, or rights or options for the purchase thereof, no deduction shall be made for expenses or underwriting discounts or commissions paid by the Company. The Board shall determine in good faith the fair value of the amount of consideration other than money received by the Company upon the issue by it of any of its securities. The Board shall also determine in good faith the fair value of any dividend or other distribution made upon Common Stock payable in property, securities of the Company other than Common Stock or securities of a corporation other than the Company. The Board shall, in the case that any Common Stock, securities convertible thereinto or exchangeable therefor, or rights or options for the purchase thereof are issued with other stock, securities or assets of the Company, determine in good faith what part of the consideration received therefor is applicable to the issue of the Common Stock, securities convertible thereinto or exchangeable therefor, or rights or options for the purchase thereof.

             E. If there shall be any change in (i) the minimum aggregate consideration named in the rights or options referred to in Subsection A above,
(ii) the consideration received by the Company for such rights or options, (iii) the price per share for which Common Stock is deliverable upon the conversion or exchange of the convertible or exchangeable shares or obligations referred to in Subsection B above, (iv) the number of shares which may be subscribed for or purchased pursuant to the rights or options referred to in Subsection A above, or (v) the rate at which the convertible or exchangeable shares or obligations referred to in Subsection B above are convertible into or exchangeable for Common Stock, then the Purchase Price in effect at the time of such event shall be readjusted to the Purchase Price which would have been in effect at such time had such rights, options, or convertible or exchangeable shares or obligations still outstanding provided for such changed consideration, price per share, number of shares, or rate of conversion or exchange, as the case may be, at the time initially offered, granted, issued or sold, but only if as a result of such adjustment the Purchase Price then in effect hereunder is thereby reduced.

         13. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 13, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

          14. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of a firm of independent public accountants setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

         15. Notices of Record Date, Etc. In the event of:

             A. any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

             B. any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

             C. any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

         16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the holders of Warrants representing at least two-thirds of the number of shares of Common Stock then issuable upon the exercise of the Warrants. No such amendment, modification or waiver shall be effective as to this Warrant unless the terms of such amendment, modification or waiver shall apply with the same force and effect to all of the other Warrants then outstanding.

         17. Warrant Register; Transfers, Etc.

             A. The Company will maintain a register containing the names and addresses of the registered holders of the Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

             B. Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

             C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company, provided, however, that so long as the original holder of this Warrant is the registered holder of this Warrant, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

         18. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

         19. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania.

         20. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

         21. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in the Commonwealth of Pennsylvania, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.




Dated:  January    , 1998                         U.S. PHYSICIANS, Inc.



                                                  By:___________________________

                                  SUBSCRIPTION


To:____________________                           Date:_________________________


         The undersigned hereby subscribes for __________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Name for Registration

                                                  ------------------------------
                                                  Mailing Address


                            NET ISSUE ELECTION NOTICE


To:____________________                           Date:_________________________


         The undersigned hereby elects under Section 5 to surrender the right to purchase _______ shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Name for Registration

                                                  ------------------------------
                                                  Mailing Address

                                   ASSIGNMENT


         For value received ____________________________ hereby sells, assigns and transfers unto ____________________________________________________________

------------------------------------------------------------------------------
    Please print or typewrite name and address of Assignee

------------------------------------------------------------------------------

the within Warrant, and does hereby irrevocably constitute and appoint

_______________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.


Dated:_______________________


In the Presence of:


-----------------------------